Exhibit 77C
          Zurich Money Funds
          Form N-SAR for the period ended 01/31/98
          File No. 811-2527
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997, and adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              2,900,450,890.435
                       WITHHELD            98,924,505.708

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              2,907,619,621.562
                       WITHHELD            91,755,774.581

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              2,906,529,035.652
                       WITHHELD            92,846,360.491

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              2,908,284,683.015
                       WITHHELD            91,090,713.126


























          Exhibit 77C
          Zurich Money Funds
          Form N-SAR for the period ended 01/31/98
          File No. 811-2527
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              2,905,582,054.035
                       WITHHELD            93,793,342.108

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              2,899,187,418.805
                       WITHHELD           100,187,977.338

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              2,899,232,088.165
                       WITHHELD           100,143,307.978

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              2,907,770,614.315
                       WITHHELD            91,604,781.828

                  Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              2,898,500,982.338
                       WITHHELD           100,874,413.805


























          Exhibit 77C
          Zurich Money Funds
          Form N-SAR for the period ended 01/31/98
          File No. 811-2527
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              2,880,124,795.324
                       AGAINST             54,846,164.538
                       ABSTAIN             64,404,436.281

          Item 3:  New Investment Management Agreement

                   Zurich Money Market Fund

                       Vote             Number
                       ----             -----------
                       FOR              2,087,746,039.219
                       AGAINST             88,885,448.751
                       ABSTAIN             82,379,756.319

                   Zurich Government Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                306,353,948.032
                       AGAINST             13,731,194.205
                       ABSTAIN             11.584,654.844

                   Zurich Tax-Free Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                371,055,197.714
                       AGAINST             18,501,115.399
                       ABSTAIN             18,188,457.660



























          Exhibit 77C
          Zurich Money Funds
          Form N-SAR for the period ended 01/31/98
          File No. 811-2527
          Page 4

          Item 4:  Approve of changes in investment policies

                   Zurich Money Market Fund

                       Vote             Number
                       ----             -----------
                       FOR              1,985,735,516.944
                       AGAINST            149,237,392.385
                       ABSTAIN            119,220,493.960

                   Zurich Government Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                281,344,627.793
                       AGAINST             27,213,763.390
                       ABSTAIN             22,589,702.898

                   Zurich Tax-Free Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                348,811,341.549
                       AGAINST             29,802,333.619
                       ABSTAIN             26,561,421.605

          Item 6. Approve an amendment in the Agreement and Declaration of Trust

                   Zurich Money Market Fund

                       Vote             Number
                       ----             -----------
                       FOR              1,999,434,835.787
                       AGAINST            131,225,194.194
                       ABSTAIN            123,533,373.308

                   Zurich Government Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                286,592,345.807
                       AGAINST             20,425,280.515
                       ABSTAIN             24,160,467.759
















          Exhibit 77C
          Zurich Money Funds
          Form N-SAR for the period ended 01/31/98
          File No. 811-2527
          Page 5


                   Zurich Tax-Free Money Fund

                       Vote             Number
                       ----             -----------
                       FOR                349,916,525.504
                       AGAINST             26,643,848,749
                       ABSTAIN             28,614,722.520